EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Recruiter.com Group, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2021, as filed with the Securities and Exchange Commission on the date hereof, I, Evan Sohn, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Evan Sohn
Evan Sohn
Chief Executive Officer
(Principal Executive Officer)

Dated: August 16, 2021

In connection with the quarterly report of Recruiter.com Group, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2020, as filed with the Securities and Exchange Commission on the date hereof, I, Judy Krandel, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Judy Krandel
Judy Krandel
Chief Financial Officer
(Principal Financial Officer)

Dated: August 16, 2021